SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): June 17, 2005

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 17, 2005, the Board of Directors of Unitil Corporation (“Registrant”) approved the following changes to its Committee retainer and meeting fees, effective July 1, 2005:

Category	Old Fee	New Fee
Audit Committee Chair Annual Retainer	$4,000	$8,000
Compensation Committee Chair Annual Retainer	$4,000	$8,000
Executive Committee Chair Annual Retainer	$15,000	$8,000
Nominating Committee Chair Annual Retainer	$—	$4,000
Nominating Committee Member Annual Retainer	$—	$2,000
Nominating Committee Meeting Fee	$—	$1,000

Other than the Board of Directors fees noted above, the fees payable to Directors, as disclosed in the “Compensation of Directors” section on page 10 of the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 2, 2005, were not changed.

Also at the June 17, 2005 meeting, the Compensation Committee of the Board of Directors (the “Compensation Committee”) presented amendments to the quantitative performance criteria that had been set by the Compensation Committee at its March 8, 2005 meeting (as previously disclosed on Form 8-K filed with the Securities and Exchange Commission on March 14, 2005) related to the Company’s Management Incentive Plan (the “Incentive Plan”). The amended Incentive Plan, as adopted by the Compensation Committee, now includes additional quantitative performance criteria measuring 3-Year Average Return on Equity, Operation & Maintenance Cost per Customer and Average Residential Electric Rates. These performance criteria will be measured against the same period performance of a selected peer group of utilities in the Northeast. In addition to these new performance criteria, the Company will continue to employ the existing performance criteria of Earnings Per Share, Reliability and Customer Satisfaction.

At this meeting, the Compensation Committee also presented a reduction from 50% to 25% in the maximum percentage increase or decrease that it can elect to add or subtract from the quantitative performance results of the Incentive Plan to reflect unplanned opportunities, unforeseen problems, or otherwise adjust the objective result for unique circumstances that occur during the Incentive Plan year.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 17, 2005, the Board of Directors of Unitil Corporation (“Registrant”) elected the following principal officers to hold the offices, noted below, until the first meeting of the Board of Directors after the next annual meeting of shareholders and until their respective successors are chosen and qualified:

Office	Name
Chairman of the Board, Chief Executive Officer & President	Robert G. Schoenberger
Senior Vice President, Chief Financial Officer & Treasurer	Mark H. Collin
Senior Vice President & Chief Operating Officer	Thomas P. Meissner, Jr.
Controller & Chief Accounting Officer	Laurence M. Brock

Information regarding each of the above Executive Officers is contained in and is hereby incorporated by reference to Part I, Item 1, “Business”, “Directors and Executive Officers of the Registrant” on pages 9 – 11 of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 2, 2005. Additionally, information regarding Mr. Schoenberger’s Employment Agreement with the Company is contained in and is hereby incorporated by reference to the “Employment Agreement” section, on page 25 of the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 2, 2005. The information incorporated by reference herein from the Company’s Form 10-K and Definitive Proxy Statement remains current as of the date of this Form 8-K, with the exception of the election of Mr. Meissner as Chief Operating Officer and Mr. Brock as Controller and Chief Accounting Officer, which became effective on June 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: June 21, 2005